                                                                   Exhibit 10.15

                               License Agreement

This Agreement is made this 4th December 2000, by and between:

MediaSec Technologies LLC, a Delaware Limited Liability Company, with its business office at 321 South Main Street, Suite 100, Providence, Rhode Island 02903, and MediaSec Technologies GmbH with its business office at Berliner Platz 6-8 45127 Essen, Germany ("LICENSOR"),

and

Spectra Science Corporation, with its business office at 321 South Main Street, Suite 102, Providence, Rhode Island 02903 ("LICENSEE").

1. LICENSE

1.1. LICENSOR grants, and LICENSEE accepts, a set of licenses as specified in Schedule A ("Scope of Licenses") to use LICENSOR's patents and products as specified in Schedule A ("Patent" and "Software") subject to all the terms conditions of this Agreement.

1.2. The Patent and Software are licensed for use solely for LICENSEE's product ("Product") as specified in Schedule A.

1.3. LICENSEE has rights to sublicense the Software and the Patent to third-parties ("Sublicensee"). No sublicense will grant the right to further sublicense the Software or the Patent. LICENSEE may freely transfer all or any portion of its license rights under this Agreement to any subsidiary of LICENSEE or to any affiliated entity upon receiving written approval by LICENSOR.

1.4. Any sublicense requires a written approval by LICENSOR.

1.5. All rights not specifically granted to LICENSEE by this Agreement shall remain in LICENSOR.

1.6. LICENSEE has right of first refusal to license new patents owned or licensed by the LICENSOR relating or applicable to the applications described in Schedule A "Scope of Licenses" during the license period.

1.7. LICENSOR agrees that it shall not compete or interfere with LICENSEE with respect to any contract (including any extensions to any contract) or commercial relationship held or developed by LICENSEE.

1.8. LICENSEE shall not clone (except as necessary for archival and back-up purposes and for the purposes of this Agreement), reverse assemble, or reverse compile any part of the Software or adopt any part of the Software as its own.

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

                                     2 of 9

1.9. LICENSEE is licensed to use only the binary format of the Software under this Agreement.

1.10. In the event of either of the LICENSOR's bankruptcy or cessation of business, LICENSOR shall ensure that LICENSEE shall receive the identical license rights under this Agreement from the right holder of the Patent and Software.

1.11. LICENSOR agrees to provide reasonable technical support to LICENSEE. LICENSEE shall pay LICENSOR for the effort to significantly enhance or change the Software and to develop new functions based on the Patent. This shall be agreed on the basis of a separate development or consulting contract.

1.12. LICENSEE shall not collaborate with any other competitor of LICENSOR in the related businesses.

1.13. Both parties agree to make public announcements on the license agreement and future milestones. The content of the announcements shall be agreed by both parties before they become public.

2.   CONFIDENTIALITY AND NON-DISCLOSURE

2.1. LICENSEE acknowledges that the Software is proprietary products of and shall remain the property of LICENSOR or its suppliers.

2.2. LICENSEE shall take appropriate action by instruction or signed agreements with employees, users and any third party who are provided access to the Software to satisfy LICENSEE's obligations under this Agreement.

2.3. If for any reason LICENSEE gains access to LICENSOR's manuals containing any confidential or proprietary marking, or LICENSOR's software source code to which LICENSEE does not have a right of access under a written agreement between LICENSEE and LICENSOR, LICENSEE agrees to net examine, use, copy, or keep such items, but shall return them promptly to LICENSOR. LICENSEE's obligations of confidentiality and nondisclosure shall apply to all forms of software received.

2.4  Provisions of this Article shall survive any termination of this Agreement.

3.   PATENT AND COPYRIGHT

3.1. LICENSOR will indemnify LICENSEE as to any rightful claim that the Patent and the Software, or any part thereof (except third party software provided to LICENSEE by LICENSOR), constitutes an infringement of any patent, copyright, or trade secret.

3.2. To qualify for this indemnity, however, LICENSEE must give LICENSOR prompt notice of any such claim and must cooperate fully with LICENSOR's defense or settlement, if the use of the Software, or any part thereof is enjoined, LICENSOR will, at its own expense and at its option, either (A) procure for LICENSEE the right to continue using the Software or the infringing part

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

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                                     3 of 9

     thereof; (B) replace same with non-infringing substitutes; (C) modify it so that it becomes non-infringing; or (D) if LICENSOR finds no commercially reasonably solution under (A), (B), or (C) above, terminate the license of same at no cost to LICENSEE except for charges accrued to such time as use is enjoined; provided, however, that such amounts will be set off against LICENSOR's indemnification obligations under this Section 3.

3.3. LICENSOR shall not be liable to LICENSEE for any claim which is based upon the use of the Software, or any part of it, in connection with equipment, software, or devices not furnished or approved by LICENSOR, or in any manner for which the Software was not designed, or where the Software has been modified by or for LICENSEE.

3.4. Parts of the Software may have been patented or copyrighted by LICENSOR or its third-party providers. Patent or copyright notices have been included in the Software for protective purposes, and such notices shall not be construed as causing publication of the Software.

4.   FEES

4.1. LICENSEE agrees to pay LICENSOR royalties (including the minimum annual royalties) recited in Schedule A (the "Royalty") on the receipt of payment for Product.

4.2. The Royalty owed LICENSOR shall be calculated on a quarterly calendar basis ("Royalty Period") and shall be payable no later than 30 days after March 31, June 30, September 30 and December 31 of each year during the term of this Agreement, except that the first and last calendar quarters may be "short," depending on the effective date of this Agreement.

4.3. For each Royalty Period, LICENSEE shall provide LICENSOR with a written royalty statement in a form acceptable to LICENSOR. Such royalty statement shall be certified as accurate by a duly authorized officer of LICENSEE reciting the quantity of each Product used, sold, leased or otherwise disposed of by LICENSEE or LICENSEE's affiliates, gross invoice and amount billed customers less discounts for each Product, or other information which is reasonably necessary to LICENSOR to understand LICENSEE's calculation of the royalty due under this Agreement. Such statements shall be furnished to LICENSOR regardless of whether and the Product was sold during the Royalty Period or whether any actual Royalty was owed.

4.4. The receipt by LICENSOR of the Royalty shall not prevent LICENSOR from subsequently challenging the validity or accuracy of such payment provided that LICENSOR shall not challenge any Royalty payable for a period ended more than 3 years as of the date of such challenge.

4.5. The Royalty shall be based on "Net Sales" which are LICENSEE's gross sales (the gross invoice amount billed customers) of the Product, less sales, tariff duties and/or use taxes directly imposed and with reference to particular sales, and, further less amounts allowed or credited to returns.

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

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                                     4 of 9

4.6. Late payments shall incur interest at the rate of One Percent(1%)per month from the date such payment were originally due.

4.7. All payments due LICENSOR shall be made in U.S. currency by check drawn on a U.S. bank, or by bank wire transfer to the bank account ("Bank
     Account") provided in Appendix A, unless otherwise specified by LICENSOR.

5.   WARRANTY

5.1. LICENSOR warrants that when it delivers the Software, the Software will conform in all material respects to LICENSOR's published specifications. LICENSOR reserves the right to correct manuals due to typographical or clerical error. LICENSOR represents that this Agreement provides LICENSEE with sufficient rights to use the Software free of violation of LICENSOR or any third party's rights.

5.2. In the event of any breach of these warranty, provided notice of the breach of is given in writing to LICENSOR within thirty (30) days after the delivery of the Software, LICENSOR will, at its option, repair or replace the Software.

5.3. LICENSOR will provide LICENSEE with technical and other qualified experts for the purpose of using the Software via phone, fax and email at no additional charge. In case that LICENSEE requires on-the-spot assistance. LICENSEE agrees to pay all related travel, out-of-pocket expenses and labor cost incurred by any such LICENSOR personnel. In case that LICENSEE requires significant changes on Software's functionality, a separate development agreement shall be agreed between LICENSOR and LICENSEE on a case-by-case basis.

5.4. Neither LICENSOR nor any of its suppliers warrants or guarantees the results from use of the Software.

6.   IMPLIED WARRANTIES, DISCLAIMER, INDEMNIFICATION

6.1. EXCEPT AS OTHERWISE REQUIRED BY LAW, THE EXPRESS WARRANTY IN THE WARRANTY ARTICLE OF THIS AGREEMENT IS LICENSOR'S EXCLUSIVE WARRANTY AND IS IN LIEU OF ALL IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THE REMEDIES STATED THEREIN ARE THE EXCLUSIVE REMEDIES FOR ANY BREACH OF WARRANTY. LICENSOR WILL NOT BE LIABLE IN ANY EVENT FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE PERFORMANCE OF THE SOFTWARE OR ITS USE IN ANY AND ALL CASES. LICENSOR DOES NOT WARRANT OR GUARANTEE THAT THE SOFTWARE WILL ACCURATELY READ ALL CHARACTERS OR MARKS. LICENSEE AGREES TO ASSUME ALL RISK AND LIABILITY FOR DAMAGES RESULTING FROM THE FAILURE OF THE SOFTWARE TO CORRECTLY IDENTIFY SUCH CHARACTERS OR MARKS. LICENSOR'S MAXIMUM LIABILITY IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT SHALL BE THE AMOUNT PAID BY THE LICENSEE TO

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

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                                     5 of 9

     LICENSOR, FOR THE SOFTWARE EXCEPT AS OTHERWISE PROVIDED THEREIN.

7.   TERMINATION

7.1. This Agreement is valid for the period as defined in Schedule A ("Valid Period"), from the effective date thereof, and thereafter, shall be automatically renewable for successive 1-year periods, unless 60 days prior to the termination any party hereto gives written notice to the other party of its election not to renew this Agreement for an additional 1-year period, in which event this Agreement shall terminate at the end of the period in which such notice was given.

7.2. The Licensee reserves the right to terminate this agreement if any of the two patents as described in Schedule A ("Patent") do not issue in the United States within two (2) years from the effective date of this Agreement or when any significant "independent" claims are rejected in final by the United States Patent and Trademark Office.

7.3. Termination of part of the licenses as described in "Scope of Licenses" of Schedule A shall not change other terms and conditions of this agreement.

7.4. Termination of this Agreement shall not relieve LICENSEE of any of its obligations under any due royalties and other fees.

8.   GENERAL

8.1. This Agreement is governed by the laws of the State of Delaware of the United States, without giving force and effect to its choice of law provisions.

8.2. Any legal action in connection with this Agreement must be filed within two (2) years after the cause for such action has accrued.

8.3. Notwithstanding the termination or completion of this Agreement, all indemnities, warranties, and duties of non-disclosure in this Agreement will continue in full force and affect to the extent required for their full observance and performance.

8.4. The rights and obligations under this Agreement shall not be assigned or transferred to the third party without written consent of both parties except LICENSOR's transfer to its parent company, provided that LICENSOR shall remain secondarily liable for the obligations set forth in this Agreement in the event of such a transfer.

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

                                     6 of 9

This Agreement constitutes the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents that therewith.

LICENSEE:
Spectra Science Corporation


By /s/ Nabil M. Lawandy
   --------------------

Name  Nabil M. Lawandy

Title Chairman, CEO, President

Date  4th of Dec. 2000


LICENSOR:
MediaSec Technologies LLC
MediaSec Technologies GmbH


By  /s/ JIAN ZHAO                    By /s/ Illegible
    -------------                       ----------------

Name  JIAN ZHAO                      Name  Illegible

Title President                      Title Managing Partner

Date  12/4/2000                      Date  20th Dec. 2000

                    For LICENSEE /s/ Nabil M. Lawandy For LICENSOR /s/ Jian Zhao
                                 --------------------              -------------

                                     7 of 9

                                   SCHEDULE A

A1.  Scope of License

A1.1. Worldwide exclusive license rights to the patents listed in "Patent" of
     Schedule A for [***]:
     .    [***]
     .    [***]

A1.2. Exclusive rights in North America (USA, Canada and Mexico) for all uses with the following one (1) collected application in government-issued documents:
     .    [***]
     .    [***]
     .    [***]
     .    [***]
     .    [***]
     .    [***]
     .    [***]
     .    [***]

A1.3. Non-exclusive rights [***]:
     .    [***]
     .    [***]
     .    [***]
     .    [***]
     .    [***].

A1.4. Non-exclusive rights:
     .    [***]

A2.  Patent

A2.1. [***]
     Patent References: [***]

A2.2. [***]
     Patent [***].
     [***]

A.2.3 [***]
                               For LICENSEE           For LICENSOR /s/ Jian Zhao
                                            ---------              -------------


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                     8 of 9

A3.  Software

The Software includes:
     .    [***]
     .    [***]
     .    [***]
     .    All upgrades above by LICENSOR during the life of this Agreement.

A4.  Product

A4.1. LICENSEE's Product is software that incorporates the LICENSOR's patent or LICENSOR's software.

A4.2. The value of the Product shall be significantly added by LICENSEE based on LICENSOR's Software and Patent. LICENSEE product functionality must equal or exceed 50% of LICENSOR's software. Otherwise, it shall be considered as sublicenses.

A5.  Royalty

A5.1. The royalties to LICENSOR is [***] of the Net Sales of LICENSEE's Product that incorporates the LICENSOR's software or includes the patent and that will accrue against the minimum annual royalty in each specific application area as specified in Al.1, A1.2, and A1.3. Application area as specified in A1.4 will not carry a minimum annual royalty.

A5.2. LICENSEE agrees to pay LICENSOR [***] of all revenues that LICENSEE receives when LICENSEE sublicenses the Patent to a sublicensee or sells the Software.

A5.3. The first royalty payment will be made upon completion of a working demonstration that adequately shows the printing, rescanning and detection of watermark information on a PC windows platform and windows user interface.

A6.  Minimum Annual Royalty

A6.1. [***] to maintain worldwide exclusivity for each application identified in Item Al.l of Schedule A through the life of the Patent.

A6.2. [***] to maintain exclusivity in North America for each application identified in Item A1.2 of Schedule A through the life of the Patent.

A6.3. [***] to prevent LICENSOR from licensing exclusive rights to other party and, provided that no other party has non-exclusive license rights or the LICENSOR has the ability to cancel those rights, to maintain a provision for LICENSEE for a conversion of the non-exclusive rights to exclusive rights for each application identified in Item A1.3 of Schedule A through the life of the Patent.

A6.4. LICENSEE agrees to pay to LICENSOR within thirty (30) days after the expiration of each Royalty Period the difference, if any, between such minimum royalties and the total royalties received by LICENSOR under this agreement during such Royalty Period.

                               For LICENSEE           For LICENSOR /s/ Jian Zhao
                                            ---------              -------------


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                     9 of 9

A6.5. LICENSEE agrees to pay LICENSOR [***], [***], [***] of the minimum annual royalties above during the first, second, and the third license year, respectively. After a period of three (3) years from the effective date of this Agreement, LICENSEE agrees to pay LICENSOR the full annual Minimum Annual Royalty as described above.

A6.6. Within 90 days after the effective date of this agreement, LICENSOR has an option to exchange the first two-year annual minimum royalties as described above into [***] shares, issued within 15 days of written request, LICENSEE's Preferred Stock Series D with the current estimated value of [***].

A7.  Valid Period

The valid period for the worldwide exclusive licenses as defined in Al.1 is one
(1) year. The valid period for the exclusive licenses for North America as defined in A1.2 is two (2) years. The valid period for the non-exclusive licenses as defined in A1.3 is one (1) year. The valid period for the non-exclusive licenses as defined in Al.4 is one (1) year.

A8.  Bank Account

     MediaSec Technologies LLC
     Checking Account Number: 9395390082
     Routing Number: 011500
     Fleet National Bank
     111 Westminstreet
     Providence, RI 02903, USA

                               For LICENSEE           For LICENSOR /s/ Jian Zhao
                                            ---------              -------------


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

MediaSec Technologies
PROVIDENCE, RI                                                         [GRAPHIC]
USA

================================================================================

[***]

     Prepared for:

     Spectra Systems Corporation
     321 South Main Street, Suite 102
     Providence, RI 02903

     Date: July 5, 2001

     Prepared by:

     Dr. Jian Zhao
     MediaSec Technologies LLC
     321 South Main Street, Suite 100
     Providence, RI 02903
     Phone:(+1)401-831-2479
     FAX:  (+1)401-861-3750
     EMAIL:jzhao@mediasec.com
     URL:  http://www.mediasec.com



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                              COMPANY CONFIDENTIAL

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MediaSign Customization and Porting for PocketEye

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[*] = Information redacted pursuant to a confidential treatment request.
An unredacted version of this exhibit has been filed separately with the Commission.

                              COMPANY CONFIDENTIAL

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Spectra Systems Corporation                  MediaSec Technologies LLC


/s/ Nabil M. Lawandy                         /s/ Jian Zhao
----------------------------------           -----------------------------------
7/11/2001                                    7/11/2001
                                             Jian Zhao
----------------------------------           -----------------------------------


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                       3